UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06686

JF China Region Fund, Inc.

(Exact name of registrant as specified in charter)

One Beacon Street, 18th Floor

Boston, MA 02108

(Address of principal executive offices) (Zip code)

Cleary, Gottieb Steen & Hamilton

1 Liberty Plaza

New York, NY 10036

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 441-9800

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 through December 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Annual Report

December 31, 2012

OBJECTIVES

JF China Region Fund, Inc. (the ‘Fund’) seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

The Fund provides investors with an opportunity to participate in the growing economies of the China Region where the economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange. Renminbi denominated China A-shares, which are listed in China, are available for acquisition by the Fund by direct investment up to $20m and by indirect investment up to 10% of the Fund’s total assets through exposure to China A-share investment companies. It is intended that the Fund will maintain a $20m direct investment in China A-shares. Further details on China A-shares are provided in note 7(iii) of the Notes to Financial Statements on page 22.

The Fund invests to take advantage of the many opportunities that result from this linkage among the markets of the China Region.

MANAGEMENT

JF International Management Inc. (‘JFIMI’) is the investment management company appointed to advise and manage the Fund’s portfolio (the ‘Investment Advisor’). JFIMI is part of JPMorgan Chase & Co. (‘JPMC’), one of the world’s premier financial services institutions. In asset management, JPMC operates globally under the name of J.P. Morgan Asset Management (‘JPMAM’). Funds under management for the global asset management business of JPMAM were US$1.4 trillion as of December 31, 2012.

The Fund’s lead portfolio manager is Emerson Yip, Senior Portfolio Manager within JPMAM’s Greater China investment team in Hong Kong.

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	1

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of the Fund and JFIMI and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Fund to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could materially and negatively affect the results, performance or achievements of the Fund include changes in economic, political, legal and regulatory conditions in the China Region and elsewhere, changes in interest and exchange rates and related policies and other risks. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Fund, JFIMI or its respective representatives only as of the date hereof. The Fund, JFIMI and their respective representatives undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

MARKET INFORMATION
The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in • The Wall Street Journal (daily online at www.WSJ.com/Free)
The estimated net asset value is published in • The Wall Street Journal under “Closed-End Funds” (every Saturday) • www.jfchinaregion.com

2	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

HIGHLIGHTS (unaudited, except as indicated)

	DECEMBER 31, 2012 US$	DECEMBER 31, 2011 US$
Net Assets (Audited)	$99.7 million	$82.2 million
Net Asset Value Per Share (Audited)	$15.47	$12.75

Market Data
Share Price on the New York Stock Exchange	$14.00	$11.02
Discount to Net Asset Value	9.5%	13.6%

Total Return for the Year Ended December 31, 2012
Net Asset Value		22.3%
Share Price (Audited)		28.2%

JFC Benchmark Index*		21.0%
Previous Benchmark Index**		22.7%
MSCI Hong Kong Index (Total)		28.3%
MSCI China Index (Total)		23.1%
MSCI Taiwan Index (Total)		17.7%

Net Asset Value and Share Price vs. Benchmark Index

*	JFC Benchmark Index: 80% MSCI Golden Dragon Index (GDR) + 20% CSI 300 (Total). Prior to April 13, 2012, the MSCI Golden Dragon Index (Total). At December 31, 2011 the MSCI Golden Dragon Index (Total) comprised 24.1% of the MSCI Hong Kong Index (Total), 42.7% of the MSCI China Index (Total) and 33.2% of the MSCI Taiwan Index (Total). Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC; Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index. Prior to January 1997, Peregrine Greater China Index.
**	Previous Benchmark Index: MSCI Golden Dragon Index (Total).
***	Commencement of operations.

Source: J.P. Morgan Asset Management.

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	3

CHAIRMAN‘S STATEMENT

DECEMBER 31, 2012

Dear Fellow Stockholder

Performance

The year ended December 31, 2012 was volatile for Greater China markets. Following a roller coaster first half of 2012, the Greater China markets recovered strongly in the second half of the year in response to the positive impact of China’s pro-growth policy and improving economic data.

I am pleased to report that the Fund’s net asset value (‘NAV’) total return was 22.3% during the year, outperforming our composite benchmark which increased by 21.0%. Over the same period, the Fund’s share price total return was 28.2% as the discount at which the share trades to its NAV narrowed from 13.6% to 9.5%. The Fund’s NAV outperformance relative to the benchmark was primarily attributable to positive stock selection in China, Taiwan and Hong Kong and bearing out the validity of the Fund’s new investment policy.

China A-shares

As previously reported, on April 13, 2012, the Fund initiated a $20m investment in the domestic China, renminbi denominated, A-share market. Your Board believes the A-share market offers significant investment opportunities for the Fund, providing access to an investment universe of 2,500 Chinese companies with a combined market capitalization second only to the US at $4,000 billion. Having $20m of direct access to China A-shares provides the Fund with exposure to a market otherwise restricted to foreign investors and serves as a key differentiating factor for the Fund when compared to its peer group of other listed Greater China region closed ended funds. From the point that the Fund initiated its A-shares investment, that portion of the portfolio returned 5.3% compared to the 1.4% from the China Shanghai Index 300. As of December 31, 2012, the Fund held 29 separate China A-share investments representing 20.1% of its total assets.

Leverage

A further differentiating factor of the Fund is in its ability to leverage its portfolio. On February 25, 2013, the Fund renewed its $17.5m credit facility with Scotiabank (Ireland) Ltd (‘Scotiabank’) for a further two year period. Under this arrangement, Scotiabank provides a secured, committed credit facility which can be utilized at any time. This financing arrangement gives the Investment Advisor the flexibility to tactically manage borrowed monies at its discretion under the eye of your Board. As at December 31, 2012, $5m of this facility was drawn.

Benchmark

Up to April 12, 2012 the Fund benchmark was the MSCI Golden Dragon Index. As previously reported, with effect from April 13, 2012, the Board adopted a composite benchmark consisting of 80% MSCI Golden Dragon Index and 20% CSI 300 Index in order to reflect the Fund’s investment in China A-shares.

Merger Proposal

In my last Chairman’s Statement I reported on the status of the Fund’s merger proposals submitted to the Board of the Greater China Fund, Inc (‘GCH’). Your Board believed this approach was in the best interests of the Fund’s shareholders and further offered significant potential benefits to GCH shareholders. GCH rebuffed the Fund’s approaches and instead opted to change its Investment Advisor and subsequently announced a tender offer to its shareholders. On February 8, 2013, GCH announced that 65.8% of it shareholders had elected to tender their shares and would be satisfied in full. This was a disappointing outcome given that a merger between your Fund and GCH under J.P. Morgan’s management had the support of a majority of both your Fund’s and GCH’s shareholders.

For more information please refer to the Fund’s website at www.jfchinaregion.com

4	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

CHAIRMAN‘S STATEMENT (continued)

Total Expense Ratio

Your Board monitors closely the Fund’s expenses. For the year ended December 31, 2012, the Fund’s ratio of total expenses to average net assets (excluding interest expense) was 2.04%. This figure does, however, include a number of non-recurring expense items relating to the Fund’s ability to leverage, China A-share investment and merger proposals submitted to the Board of GCH. In the absence of these non-recurring expenses, the Fund’s ratio of total expenses to average net assets (excluding interest expense) would have been 1.99%.

Outlook

Your Board believes the Greater China Region continues to offer attractive growth opportunities to investors and is encouraged by the improving economic data of late. That said, with China’s recovery being largely dependent on exports, macro economic factors will undoubtedly play a key role in determining the extent and sustainability of its recovery from slowing GDP growth. On a positive note, the macro economic environment has shown signs of stability with easing monetary conditions globally and fading concerns over the US fiscal cliff and Eurozone debt crisis, albeit with caution. Your Board believes the Fund is uniquely positioned, through its differentiated portfolio (through investments in China A-shares and ability to leverage), to benefit from a recovery in the Greater China markets.

Respectfully submitted

The Rt. Hon. The Earl of Cromer

Chairman

February 28, 2013

For more information please refer to the Fund’s website at www.jfchinaregion.com

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	5

INVESTMENT ADVISOR‘S REPORT

Over the 12-month period ended December 31, 2012, the Fund achieved a NAV total return of 22.3%, outperforming the benchmark return of 21.0%, by 1.3%.

The strong performance over the 2012 calendar year was due to strong stock selection in all three markets — China, Taiwan and Hong Kong. As a reminder, our portfolio reflects our incrementally more positive view on China. We believe that the economy has bottomed and the rate of deterioration of earnings/GDP etc has stabilized. We are overweight stocks in all three countries that offer us exposure to China’s growth.

China Review

Chinese equities continued their upward trend in the first quarter of 2012, rising in the first two months on another bank Required Reserved Ratio (‘RRR’) cut in late February and then fading in March on the lack of demand pick-up post the Chinese New Year as well as generally disappointing fourth quarter results in 2011.

Over the second quarter of 2012, Chinese equities gave back most of the first quarter gains on continuing weak China macro data, renewed concerns surrounding the European debt crisis, and a slowing US economy. The market, again, was volatile, rising slightly in April in anticipation of better seasonal demand recovery only to be disappointed by much worse than expected April and May data, driving the index down by double digits in May and June. However, Government policy was increasingly turning more pro-growth with further RRR cuts, interest rate cuts, home appliance subsidies, as well as accelerated approval of infrastructure projects.

In the third quarter of 2012, Chinese equities had still not recovered gains made at the beginning of the year. Weak interim earnings and lack of further domestic policy easing was holding the market back. However, larger than expected quantitative easing in the US and Europe, as well as the National

Development and Reform Commission’s (‘NDRC’) approval of a large batch of Fixed Asset Investment related projects, lowered the market risk premium, supporting a September rebound. On the macro front, demand readings continued to be weak but showed some stabilization, indicating the Government’s efforts to stimulate the economy via infrastructure projects as well as improving property sector fundamentals are slowly having an impact.

Chinese equities finally rose in the fourth quarter of 2012, with the offshore-listed Chinese market (MSCI China Index) leading domestic A-shares (CSI 300 Index ) again. MSCI China went up 12.8% quarter-on-quarter, after troughing in early September. On the economic front, the risk premium came down on better than expected data as well as greater hopes for reforms that would spur on sustainable economic growth after the successful conclusion of the National People’s Congress of China held in mid November. The December China Manufacturing Purchasing Managers Index at 51.5, made a 19 month high, underpinned by increased monetary easing.

A-Shares

Over 2012, A-shares performed considerably worse than their off-shore listed counterparts. In the first quarter of 2012, the A-share market fell in line with Hong Kong listed H-shares and swung upwards first and subsequently fell again in March.

It is only towards the end of the second quarter of 2012 where the divergence began in earnest. A-shares outperformed their H-share counterparts until May, though the trend reversed in June when despite the interest rate cut, A-shares lost almost 7% as economic indicators pointed to a further modest contraction in the Chinese economy.

This trend continued well into the third quarter of 2012 and while overseas markets have seen year-to-date or historical highs, the domestic A-share market kept making new lows with the CSI 300 Index down 5.1% quarter-on-quarter. The market con-

6	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

INVESTMENT ADVISOR‘S REPORT (continued)

tinued to decline despite China’s macro data showing some signs of stabilization and China’s ruling party finally announcing the date for its party congress that would effect its once-in-a-decade leadership transition. In the fourth quarter, three months of better than expected economic data finally started pushing up the CSI 300 Index in early December, up almost 11% quarter-on-quarter. Cyclicals such as financials, property, commodity, industrials and discretionary led the market recovery, while defensives such as staples, healthcare and telecommunications lagged.

China Outlook

While negative earnings revisions are a headwind, market expectations are generally muted for China given the lack of meaningful stimulus in recent months. We attribute the lack of policy response to a combination of the leadership transition and the recovering property market. We continue to take a constructive stance on Chinese equities given the abundance of central bank support for asset prices coupled with undemanding valuations. We think external environments remain the key to risk appetite until completion of China’s political transition (ending the policy vacuum period) while more visibility of earnings recovery may be required for a more sustainable market rally.

Hong Kong Review

The rally in the MSCI Hong Kong Index continued into the Chinese New Year on the back of improving global economic momentum coupled with lessening fears of a ‘hard landing’ in China. However, the rally was halted by the election of CY Leung to the Hong Kong Chief Executive post on a more populist platform. Moreover, the arrest of the two co-chairmen of Sun Hung Kai Properties on potential corruption charges exacerbated market concerns.

Hong Kong equities gave away much of the first quarter gains owing to the deterioration in the

European debt crisis as well as the declining growth momentum in the Chinese economy, but still outperformed the other two Greater China markets. While tourist arrivals continued to hold up, overall retail sales growth slowed given the high base effect and a drop in average spending per tourist hurt consumer stocks.

Hong Kong equities posted a strong move upwards in September led by the surging property sector, further spurred on by global easing in both the U.S. and Europe. As expected, the incoming government administration introduced multiple measures to cool down the property market. However, the incremental near-term impact of these measures was limited given the rigidity of short-term land supply and already tight borrowing conditions. On the macro front, retail sales growth continued to slow down, especially for luxury products. August retail sales year-over-year growth came in below expectations at 4.5%.

The upward momentum for Hong Kong equities continued in the fourth quarter of 2012 owing to continued loose liquidity conditions and improving economic momentum, although it no longer outperformed the region partially due to unprecedented property tightening measures.

Hong Kong Outlook

The persistent favorable global liquidity regime should provide support for asset pricing, which will be particularly positive for the Hong Kong equities market. However, this round of quantitative easing may have a smaller incremental impact. To note, market turnover on the Hong Kong market spiked at the beginning of September but appears to have settled back to the low level prior to the quantitative easing announcement. Policy easing in China has been held up due to the leadership transition and resilient property demand.

Taiwan Review

In the first three months of the year, the TWSE Index gained 15.1% in USD terms. The market’s response to

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	7

INVESTMENT ADVISOR‘S REPORT (continued)

President Ma’s re-election was initially disappointing as investors were reluctant to participate ahead of a long, post-election Chinese New Year break. However, the Taiwan market played catch up after Chinese New Year, driven by Chinese Nationalist Party (KMT) victories in the presidential and legislative elections. Strong results from Apple, better global economic data and the European Central Bank boosting liquidity through the Long-Term Refinancing Operation (LTRO) all helped to lift the TWSE in the first two months of the quarter.

Much like the other two Greater China markets, the TWSE gave back much of the year-to-date gains in the second quarter. Domestically, the proposed energy price hikes and capital gain tax for equity trading were in the spotlight over the quarter. This, coupled with increasingly negative news flow on the European debt crisis and weaker than expected data points from the US, weighed on markets. Taiwan export growth has stalled and was expected to persist for the rest of the year due to falling demand from Europe.

For the three months ending September, the TWSE rose strongly thanks to the announcement concerning further monetary easing. The TWSE achieved a total return of 11.3% over the quarter in USD terms. Both retail and institutional buyers were aggressive in adding to their positions, as news surrounding the launch of the iPhone 5 dominated the headlines.

Taiwan was largely flat in the fourth quarter of 2012, but markets initially fell, driven by disappointment in sales outlook for both Apple and

Windows 8 related products as the PC and handset sectors saw downward revisions in guidance. The market managed to claw back most of the losses cheered by optimism that the US fiscal cliff could be averted and suggestions by the Taiwanese government regarding stimulus measures to revive the market.

Taiwan Outlook

After the launch of the iPhone 5, the next area of interest could be in the new iPad Mini and other new tablets that are expected to be introduced soon. At the same time, low-end smart-phones in China are gaining very strong momentum and the supply chain should benefit from this trend. The non-technology space has seen positive earning revisions in sectors like financials, property and tourism.

Greater China Outlook

We continue to take a constructive stance on Greater China markets given the abundance of central bank support for asset prices coupled with the nascent housing market recoveries in China and the US. Furthermore, China’s growth momentum, held back by aggressive policy tightening domestically, may soon see evidence of re-acceleration or stabilization, following a shift in policy stance and the end of the political transition period.

Emerson Yip

JF International Management, Inc

February 28, 2013

8	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

TOP TEN HOLDINGS

AT DECEMBER 31, 2012

% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd. (‘TSMC’)	6.8
Manufactures and markets integrated circuits. The company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production and design services. The company’s integrated circuits are used in computer, communication, consumer electronics, automotive and industrial equipment industries.

Industrial & Commercial Bank of China	4.3
Provides a broad range of personal and corporate commercial banking services across China. The bank’s businesses include deposit, loan, credit card, fund underwriting and trust, and foreign currency settlement and trading.

China Mobile Ltd.	4.2
Through its subsidiaries, provides cellular telecommunications and related services in China and Hong Kong.

Tencent Holdings Ltd.	3.6
Provides internet, mobile, and telecommunication value-added services in China. The company has an instant messaging community in China. Tencent also provides online advertising services.

Cheung Kong Holdings Ltd.	3.3
Through its subsidiaries, develops and invests in real estate. The company also provides real estate agency and management services, operates hotels, and invests in securities.

AIA Group Ltd.	3.3
Offers insurance and financial services. The company writes life insurance for individuals and businesses, accident and health insurance, retirement planning, and wealth management services.

CNOOC Ltd.	3.1
Through its subsidiaries, explores, develops, produces, and sells crude oil and natural gas.

China Construction Bank Corp., ‘A’	2.6
Provides a complete range of banking services and other financial services to individual and corporate customers. The bank’s services include retail banking, international settlement, project finance and credit card services.

China Vanke Co., Ltd., ‘A’	2.6
Develops residential properties in Shenzhen, Shanghai, Beijing, Tianjin, Shenyang, Nanjing, and other big cities in China.

CITIC Securities Co., Ltd., ‘A’	2.4
Provides securities brokerage, trading, underwriting, investment banking, asset management, and investment consulting services.

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	9

INVESTMENT PORTFOLIO

AT DECEMBER 31, 2012

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCK (unless otherwise noted)
CHINA (49.6%)
Airlines (0.6%)
China Eastern Airlines Corp., Ltd., (a)	1,562,000	622,716

Auto Components (0.6%)
Minth Group Ltd.	552,000	634,552

Automobiles (1.7%)
Great Wall Motor Co., Ltd., ‘A’	34,986	133,086
Great Wall Motor Co., Ltd.	218,000	687,679
SAIC Motor Corp., Ltd., ‘A’	306,224	867,020

		1,687,785

Beverages (0.9%)
Kweichow Moutai Co., Ltd., ‘A’	26,575	891,563

Capital Markets (2.7%)
CITIC Securities Co., Ltd., ‘A’	1,092,937	2,343,649
Haitong Securities Co., Ltd., ‘A’	200,000	329,037

		2,672,686

Commercial Banks (10.7%)
Agricultural Bank of China Ltd., ‘A’	3,900,000	1,752,725
China Construction Bank Corp., ‘A’	3,538,100	2,612,275
China Minsheng Banking Corp., Ltd., ‘A’	689,921	870,388
China Minsheng Banking Corp., Ltd.	973,000	1,124,790
Industrial & Commercial Bank of China Ltd.	6,056,930	4,297,995

		10,658,173

Communications Equipment (0.9%)
AAC Technologies Holdings, Inc.	250,500	875,846

Construction & Engineering (0.8%)
China National Chemical Engineering Co., Ltd., ‘A’	200,000	264,514
China State Construction Engineering Corp., Ltd., ‘A’	400,000	250,389
Suzhou Gold Mantis Construction Decoration Co., Ltd., ‘A’	33,209	234,637

		749,540

Construction Materials (3.4%)
Anhui Conch Cement Co., Ltd., ‘A’	381,529	1,129,835
Anhui Conch Cement Co., Ltd.	110,000	400,214
China National Building Material Co., Ltd.	974,000	1,425,026

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
Gansu Qilianshan Cement Group Co., Ltd., ‘A’	231,950	394,631

		3,349,706

Diversified Telecommunication Services (0.9%)
China Telecom Corp., Ltd.	1,586,000	881,924

Electrical Equipment (0.4%)
Zhuzhou CSR Times Electric Co., Ltd.	115,000	425,824

Energy Equipment & Services (2.0%)
China Oilfield Services Ltd.	700,000	1,443,197
Yantai Jereh Oilfield Services Group Co., Ltd., ‘A’	74,862	572,432

		2,015,629

Food Products (1.8%)
Bright Dairy & Food Co., Ltd., ‘A’	209,861	331,113
Want Want China Holdings Ltd.	1,051,000	1,448,187

		1,779,300

Hotels, Restaurants & Leisure (1.3%)
Sands China Ltd.	229,200	1,003,934
Shenzhen Overseas Chinese Town Co., Ltd., ‘A’	250,000	300,948

		1,304,882

Household Durables (1.4%)
GoerTek, Inc., ‘A’	33,911	205,198
Gree Electric Appliances, Inc., ‘A’	282,501	1,156,249

		1,361,447

Insurance (3.0%)
New China Life Insurance Co., Ltd.	302,900	1,150,894
Ping An Insurance Group Co. of China Ltd., ‘A’	252,865	1,838,155

		2,989,049

Internet Software & Services (4.1%)
Baidu, Inc., ADR (a)	5,528	554,403
Tencent Holdings Ltd.	110,700	3,556,294

		4,110,697

Machinery (0.9%)
CSR Corp. Ltd., ‘A’	290,000	230,872
Hangzhou Hangyang Co., Ltd., ‘A’	138,354	220,290
Zoomlion Heavy Industry Science and Technology Co., Ltd.	281,400	414,611

		865,773

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCK — continued
Metals & Mining (0.1%)
Shandong Gold Mining Co., Ltd., ‘A’	22,000	134,748

Multiline Retail (1.4%)
Intime Department Store Group Co., Ltd.	743,000	876,164
Springland International Holdings Ltd.	599,000	319,174
Wuhan Department Store Group Co., Ltd., ‘A’ (a)	121,312	223,920

		1,419,258

Oil, Gas & Consumable Fuels (5.6%)
China Shenhua Energy Co., Ltd.	174,500	764,339
CNOOC Ltd.	1,429,000	3,093,676
PetroChina Co., Ltd.	1,244,000	1,762,274

		5,620,289

Pharmaceuticals (1.1%)
China Resources Double Crane Pharmaceutical Co., Ltd., ‘A’	158,389	577,088
Kangmei Pharmaceutical Co., Ltd., ‘A’	119,973	253,029
Tasly Pharmaceutical Group Co., Ltd., ‘A’	30,873	273,879

		1,103,996

Real Estate Management & Development (2.8%)
China Vanke Co., Ltd., ‘A’	1,600,000	2,598,912
Poly Real Estate Group Co., Ltd., ‘A’	102,821	224,446

		2,823,358

Software (0.1%)
Shanda Games Ltd., ADR	25,989	79,007

Textiles, Apparel & Luxury Goods (0.3%)
China Lilang Ltd.	418,000	247,537

Transportation Infrastructure (0.1%)
Shanghai International Airport Co., Ltd., ‘A’	70,000	139,993

TOTAL CHINA		49,445,278

HONG KONG (33.7%)
Auto Components (0.3%)
Xinyi Glass Holdings Ltd.	460,000	283,685

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
Automobiles (0.2%)
Geely Automobile Holdings, Ltd.	530,000	250,953

Commercial Banks (2.1%)
BOC Hong Kong Holdings Ltd.	297,000	923,473
Dah Sing Financial Holdings Ltd.	253,700	1,143,980

		2,067,453

Communications Equipment (0.5%)
VTech Holdings Ltd.	48,600	544,574

Distributors (0.8%)
Dah Chong Hong Holdings Ltd.	301,000	316,501
Li & Fung Ltd.	304,000	536,550

		853,051

Electric Utilities (1.1%)
Cheung Kong Infrastructure Holdings Ltd.	180,000	1,103,105

Gas Utilities (1.5%)
China Resources Gas Group Ltd.	704,000	1,453,260

Hotels, Restaurants & Leisure (2.2%)
Galaxy Entertainment Group Ltd. (a)	142,000	556,029
Melco Crown Entertainment Ltd., ADR (a)	44,098	742,610
REXLot Holdings Ltd.	5,425,000	412,955
Tsui Wah Holdings Ltd. (a) (e)	1,436,000	466,881

		2,178,475

Household Durables (0.5%)
Skyworth Digital Holdings Ltd.	920,000	471,226

Industrial Conglomerates (3.0%)
Hutchison Whampoa Ltd.	124,000	1,294,258
Jardine Matheson Holdings Ltd.	18,628	1,154,936
NWS Holdings Ltd.	188,984	319,409
Shun Tak Holdings Ltd.	470,000	254,075

		3,022,678

Insurance (3.3%)
AIA Group Ltd.	833,000	3,251,031

Marine (0.6%)
Orient Overseas International Ltd.	95,000	615,287

Media (0.6%)
Television Broadcasts Ltd.	75,000	560,261

Multiline Retail (0.8%)
Lifestyle International Holdings Ltd.	323,500	793,010

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	11

INVESTMENT PORTFOLIO

AT DECEMBER 31, 2012 (continued)

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCK — continued
Real Estate Investment Trusts (REITs) (0.8%)
Yuexiu Real Estate Investment Trust	1,646,000	781,499

Real Estate Management & Development (9.1%)
Cheung Kong Holdings Ltd.	217,000	3,331,634
China Overseas Land & Investment Ltd.	536,000	1,597,451
China Resources Land Ltd.	362,000	985,466
Midland Holdings Ltd.	1,158,000	552,791
New World Development Co., Ltd.	438,229	679,604
Wharf Holdings Ltd.	248,400	1,942,115

		9,089,061

Specialty Retail (2.1%)
Belle International Holdings Ltd.	735,000	1,595,012
IT Ltd.	776,000	323,381
Luk Fook Holdings International Ltd.	71,000	223,511

		2,141,904

Wireless Telecommunication Services (4.2%)
China Mobile Ltd.	359,000	4,180,154

TOTAL HONG KONG		33,640,667

TAIWAN (20.7%)
Airlines (0.4%)
Eva Airways Corp. (a)	613,700	359,272

Chemicals (0.5%)
Oriental Union Chemical Corp.	410,800	492,298

Commercial Banks (1.4%)
E.Sun Financial Holding Co., Ltd.	1,362,479	762,432
Mega Financial Holding Co., Ltd.	789,813	614,683

		1,377,115

Computers & Peripherals (0.9%)
Asustek Computer, Inc.	77,000	865,749

Diversified Financial Services (0.5%)
Fubon Financial Holding Co., Ltd.	436,989	528,197

Electronic Equipment, Instruments & Components (2.8%)
Delta Electronics, Inc.	243,000	891,198
Hon Hai Precision Industry Co., Ltd.	352,900	1,080,368
TPK Holding Co., Ltd.	45,349	801,131

		2,772,697

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
Food Products (1.5%)
Uni-President Enterprises Corp.	817,450	1,500,399

Internet Software & Services (0.3%)
PChome Online, Inc.	67,025	310,440

Leisure Equipment & Products (0.3%)
Johnson Health Tech Co., Ltd.	119,595	304,764

Real Estate Management & Development (1.8%)
Prince Housing & Development Corp.	1,238,270	882,682
Ruentex Development Co., Ltd.	449,000	924,625

		1,807,307

Semiconductors & Semiconductor Equipment (9.9%)
Advanced Semiconductor Engineering, Inc.	1,310,802	1,137,512
MediaTek, Inc.	79,000	880,075
Novatek Microelectronics Corp.	142,000	574,572
Powertech Technology, Inc.	343,000	554,559
Taiwan Semiconductor Manufacturing Co., Ltd.	2,020,057	6,747,668

		9,894,386

Textiles, Apparel & Luxury Goods (0.4%)
Pou Chen Corp.	406,000	426,428

TOTAL TAIWAN		20,639,052

INVESTMENT COMPANY HONG KONG (1.5%)
JF China Pioneer A-Share Fund (a)*	62,116	1,536,737

TOTAL INVESTMENTS (105.5% of Net Assets) (Cost $88,557,629)		105,261,734

Liabilities in excess of other assets (-5.5% of Net Assets)		(5,533,691)

NET ASSETS (100.0%)		99,728,043

As of December 31, 2012, aggregate cost for Federal income tax purposes was $89,782,431. The aggregate unrealized gain for all securities is as follows
Excess of market value over cost		17,269,801
Excess of cost over market value		(1,790,498)

Net unrealized gain		15,479,303

*	No advisor’s fee is levied on this investment. Please refer to note 4.i on page 20 for further information.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

NOTES TO PORTFOLIO INVESTMENTS :

ADR –	American Depositary Receipt

(a)	Non-income producing security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

A	China A shares (See Note 7.iii.)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	13

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2012

(in US$)
ASSETS:
Investments in non-affiliates, at value (cost $87,169,797)	103,724,997
Investments in affiliates, at value (cost $1,387,832)	1,536,737

Total investments, at value (cost $88,557,629)	105,261,734
Foreign currency, at value (cost $522,978)	523,877
Deposits at broker (See Note 7.iii.)	27,714
Receivable for securities sold	489,647
Dividends receivable	4,490

Total Assets	106,307,462

LIABILITIES:
Loan payable to bank (See Note 6)	5,000,000
Due to custodian	1,247
Payables
Payable for securities purchased	973,549
Accrued liabilities
Deferred China capital gains tax	272,100
Investment advisory fees	97,916
Other	97,254
Directors’ fees and expenses	62,168
Custodian and accounting fees	40,863
Administration fees	21,081
Interest on loan	13,241

Total Liabilities	6,579,419

Net Assets	99,728,043

Net assets consist of:
Common stock, $0.01 par value (100,000,000 shares authorized; 6,447,637 shares issued and outstanding)	64,476
Paid-in capital	98,994,145
Undistributed net investment income	649,850
Accumulated realized loss on investments and foreign currency transactions	(16,509,374)
Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies	16,528,946

Net Assets	99,728,043

Net Asset Value Per Share ($99,728,043 ÷ 6,447,637)	15.47

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(in US$)
INVESTMENT INCOME:
Dividends from non-affiliates (net of foreign withholding tax of $247,110)	2,411,533
Interest income from non-affiliates	2,787
Interest income from affiliates	652

Total Investment Income	2,414,972

EXPENSES:
Investment advisory fees	913,405
Directors’ fees and expenses	296,748
Legal fees	248,511
Custodian and accounting fees	114,428
Administration fees	87,741
Interest expense to non-affiliates (See Note 6)	75,398
Audit fees	62,169
Insurance fees	44,787
Shareholder report fees	29,542
NYSE listing fee	24,950
Shareholder service fees	24,745
Lending facility arrangement fee	17,500

Total Expenses	1,939,924

Less amounts waived	(15,502)

Net expenses	1,924,422

Net Investment Income	490,550

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain (loss)
Investments in non-affiliates (net of China tax of $83,615 on realized gain)	56,089
Investments in affiliates	(705,085)
Foreign currency transactions	22,895

Net realized gain (loss)	(626,101)

Net change in unrealized appreciation/depreciation
Investments in non-affiliates (net of China tax of $176,031 on unrealized appreciation)	17,130,237
Investments in affiliates	1,178,556
Foreign currency translations	(1,123)

Change in net unrealized appreciation/depreciation	18,307,670

Net realized and unrealized gain (loss) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	17,681,569

Net increase in net assets resulting from operations	18,172,119

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	15

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Year Ended December 31, 2012 (in US$)	Year Ended December 31, 2011 (in US$)
INCREASE IN NET ASSETS:
Operations
Net investment income	490,550	886,463
Net realized gain (loss) on investment transactions	(626,101)	(2,656,679)
Net change in unrealized appreciation (depreciation) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	18,307,670	(27,593,792)

Net increase (decrease) in net assets resulting from operations	18,172,119	(29,364,008)

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income	(670,554)	(658,304)

Total distributions to shareholders	(670,554)	(658,304)

Total increase (decrease) in net assets	17,501,565	(30,022,312)

NET ASSETS:
Beginning of period	82,226,478	112,248,790

End of period (including undistributed net investment income of $649,850 and $567,494, respectively)	99,728,043	82,226,478

SHARE TRANSACTIONS
Opening number of shares	6,447,637	6,447,637

Closing number of shares	6,447,637	6,447,637

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	For the Year Ended December 31, 2012 (in US$)	For the Year Ended December 31, 2011 (in US$)	For the Year Ended December 31, 2010 (in US$)	For the Year Ended December 31, 2009 (in US$)	For the Year Ended December 31, 2008 (in US$)
For a share outstanding throughout each year:
Net asset value, beginning of period	12.75	17.41	15.27	9.50	30.24

Net investment income	0.08	0.14	0.05	0.02	0.32
Net realized and unrealized gain (loss)	2.74	(4.70)	2.11	5.81	(16.36)

Total from investment operations	2.82	(4.56)	2.16	5.83	(16.04)

Dividends from net investment income	(0.10)	(0.10)	(0.02)	(0.06)	(0.01)

Distributions from net realized gains	—	—	—	—	(4.69)

Total distributions	(0.10)	(0.10)	(0.02)	(0.06)	(4.70)

Net asset value, end of period	15.47	12.75	17.41	15.27	9.50

Market value, end of period	14.00	11.02	15.79	13.78	8.77

Total Investment Return
Per share market value *	28.2%	(29.6%)	14.7%	57.8%	(45.6%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	99,728,043	82,226,478	112,248,790	98,457,230	61,256,551
Ratios of net expenses to average net assets	2.11%	1.89%	1.99%	2.12%	1.92%
Ratios of net expenses to average net assets, excluding interest expense	2.04%	1.89%	1.99%	2.12%	1.92%
Ratios of net investment income to average net assets	0.54%	0.87%	0.32%	0.19%	0.98%
Ratios of total expenses to average net assets	2.12%	—	—	—	—
Portfolio turnover rate	85.8%	66.8%	76.1%	101.0%	114.8%
Number of shares outstanding at end of period (in thousands)	6,448	6,448	6,448	6,448	6,448

*	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan or if specified in accordance with the terms of the distribution.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	17

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2012

1. Organization and Capital

JF China Region Fund, Inc. (the ‘Fund’) was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (‘1940 Act’). The Fund commenced operations on July 16, 1992.

The Fund seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

2. Significant Accounting Policies

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (‘GAAP’), are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

i) Security Valuation — All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter are valued, if bid and ask quotations are available, at the mean between the current bid and ask prices. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are translated to United States (‘U.S.’) dollar equivalents at the prevailing exchange rate in effect on the valuation date. Investments in open ended mutual funds are valued at current day’s closing net asset value per share, with the exception of the JF China Pioneer A-Share Fund, which is valued at the current day’s closing bid price.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2012 (continued)

The following table represents each valuation input as presented on the Investment Portfolio:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$102,662,822	$2,598,912	$—	$105,261,734

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Investment Portfolio. Level 2 consists of a Real Estate Management & Development Industry security for which trading is halted and is priced at its last trade price.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2012.

ii) Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

•	investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;
•	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held or sold during the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

iii) Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

iv) Distribution of Income and Gains — The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with GAAP.

v) Other — Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	19

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2012 (continued)

vi) Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

As described in Note 7.iii, the Fund invests in China A-shares, which are separately identified in the Investment Portfolio. Based upon its current interpretation of tax rules in China, the Fund records an estimated deferred tax liability for realized and unrealized gains on Chinese A-share securities sold during, or held at the end of, the reporting period.

3. Investment Transactions

During the year ended December 31, 2012, the Fund made purchases of $84,445,439 and sales of $78,556,924 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

4. Related party, Other Service Provider Transactions and Directors

i) JF International Management Inc. (the Investment ‘Advisor’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Advisor is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund’s weekly managed gross assets*. Investments in funds on which the Advisor or its affiliates charges a management fee are excluded from the calculation. The Investment Advisor has agreed to waive its entitlement to a management fee on any cash held when borrowings are drawn under a borrowing facility. For the year ended December 31, 2012, the Investment Advisor waived Investment Advisory fees of $15,502.

ii) During the year ended December 31, 2012, the Fund did not pay any brokerage commissions to JPMorgan companies or affiliated brokers/dealers.

iii) Other Service Providers — Pursuant to an Administration Agreement, JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan (the “Administrator”), provides certain administration services to the Fund. The Fund pays an annual administration fee of $87,741 in respect of tax, compliance, financial reporting and regulatory services.

JPMCB provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. In consideration of the accounting services, JPMCB receives a fee accrued daily and paid monthly at the annual rate of 0.02% of the first $12.5 billion of the average daily net assets of all funds in the JPMorgan International Fund Complex and 0.0175% of the average daily net assets in excess of $12.5 billion of all such funds subject to a minimum annual fee of $35,000. The custodian fees are split between safekeeping and transaction changes and vary by market.

iv) Directors — The Fund pays each of its Directors who is not a director, officer or employee of the Advisor, Administrator or any affiliate thereof, an annual fee of $24,100, the Audit Committee Chairman $28,500 and the Chairman $35,000 plus a $3,300 attendance fee for each Board meeting, Management Engagement Committee meeting and Audit Committee meeting attended. A per diem allowance of $2,000 per day, or $1,000 per half day, is paid to Directors in respect of time spent by Directors on Fund business outside normal Board and Committee meetings. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimize expenses, the Board expects to hold two meetings a year by telephone.

v) As of December 31, 2012, the Fund had two shareholders, each holding more than 5% of the Fund’s outstanding shares, who held in aggregate approximately 55% of the Fund’s outstanding shares.

*	At the Fund’s Annual Stockholders meeting on May 10, 2012, Shareholders voted in favor of an amendment to the Investment Advisory and Management Agreement to provide that fees paid under the Investment Advisory Agreement will be based on all gross managed assets (previously net assets) effective May 10, 2012.

20	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2012 (continued)

5. Capital Share Transactions

On September 15, 2011, the Board of Directors renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to net asset value, any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund’s remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

i) Share Repurchase Program — On September 5, 2012, the Board renewed the Fund’s share repurchase authority up to 644,764 shares (10% of its then issued and outstanding shares) in the open market through September 6, 2013. Repurchases can be made only when the Fund’s shares are trading at less than net asset value and at such times and amounts as it is believed to be in the best interest of the Fund’s stockholders.

During the years ended December 31, 2012 and December 31, 2011, the Fund did not repurchase any shares under the share repurchase program.

6. Borrowings

On February 27, 2012, the Fund entered into a financing arrangement with Scotiabank (Ireland) Ltd (the ‘Lender’). Under this arrangement, the Lender provides a secured, committed credit facility in the aggregate amount of $17.5 million to the Fund. No compensating balances are required. The Fund has paid an upfront loan arrangement fee of $17,500, as required under this agreement. Interest on borrowings, if any, will be payable at 1.20% plus the London Interbank Offered Rate (‘LIBOR’). Interest on unutilized amounts will be payable at 0.25% if the unutilized amounts are equal to or less than 50% of the committed amount and 0.35% if the unutilized amounts are greater than 50% of the committed amount. At December 31, 2012, the interest rate on outstanding borrowings was 1.51%. This agreement was in effect until February 25, 2013, at which point it was extended. See Note 9 on page 23 for the renewed terms of the agreement. The credit agreement governing the credit facility includes usual and customary covenants for this type of transaction.

Borrowings outstanding from the secured, committed credit facility and average borrowings from the credit facility for the year ended December 31, 2012, were as follows:

Outstanding Borrowings at December 31, 2012	Weighted Average Borrowings For Days Drawn Upon	Average Interest Rate on Borrowings	Number of Days Outstanding	Interest Expense on Borrowings	Interest Expense on Unutilized Amounts
$5,000,000	$7,926,829	1.47%	123	$39,655	$35,743

The maximum borrowings during the year ended December 31, 2012 was $17,500,000, from April 2 to May 2, 2012. Interest expense to non-affiliates in the Statement of Operations includes interest expense on borrowings and unutilized amounts during the year ended December 31, 2012.

7. Risks and Uncertainties

i) China Region — Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, China, Hong Kong, Taiwan and Macau; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S.

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	21

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2012 (continued)

securities. At December 31, 2012, the Fund had 49.6%, 35.2% and 20.7%, based on total net assets, of its total investments invested in China, Hong Kong and Taiwan, respectively.

ii) Foreign Transactions — Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

iii) Direct Investments in China A-Share Securities — The China Securities Regulatory Commission (“CSRC”) may grant qualified foreign institutional investor (“QFII”) licenses, which allow foreign investments in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors. Each QFII is authorized to invest in China A-shares only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”). JF Asset Management Limited has received a QFII license permitting it to invest a specific portion of the assets of certain funds (which may include the Fund) in local Chinese securities. Although the laws of China permit the use of nominee accounts for clients of QFIIs, the Chinese regulators require the general securities trading and settlement accounts to be maintained in the name of the QFII. As the Fund is permitted to invest in China A-Shares, the Fund’s local custodian bank maintains a specific sub-account for the A-share investments in the name of the Fund. This amount is included in Deposits at broker in the Statement of Assets and Liabilities. However, there is a risk that creditors of the QFII and its affiliates (each, a “JP Morgan Affiliate”) may assert that a JP Morgan Affiliate, and not the Fund, has recourse against the securities and other assets in the account and/or sub-accounts. If a court upholds such an assertion, creditors of a JP Morgan Affiliate could seek payment from the Fund’s A-share investments.

Additional risks for the Fund’s A-share investments include a potential lack of liquidity, greater price volatility, and restrictions on the repatriation of invested capital. Because of low trading volume and various restrictions on the free flow of capital into the A-share market, the China A-share market could be less liquid and trading prices of A-shares could be more volatile than other local securities markets. In addition, net realized profits on fund investments in A-shares may only be repatriated under certain conditions and upon the approval of SAFE. Rules regarding taxation of investments in mainland China are unsettled and may be subject to change. Changes in the taxation of A-shares could materially affect the Fund’s performance.

iv) Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

8. Tax Status

U.S. Federal Income Taxes — No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The tax character of distributions paid for the year ended December 31, 2012 was $670,554 from ordinary income.

The tax character of distributions paid for the year ended December 31, 2011 was $658,304 from ordinary income.

22	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2012 (continued)

At December 31, 2012, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Tax Basis Ordinary Income	$825,630
Tax Basis Capital Loss Carryover	(15,215,167)
Tax Unrealized Appreciation on Investments and Foreign Currencies	15,304,144

Net Assets (Excluding Paid-In Capital)	$914,607

The cumulative timing differences primarily consist of mark to market of passive foreign investment companies (PFICs), post-October loss deferrals and wash sale loss deferrals.

During the year ended December 31, 2012, the Fund reclassified $262,360 from accumulated realized gains on investments to undistributed net investment income on investments as a result of permanent book and tax differences primarily relating to foreign currency and PFICs gains and losses. Net assets were not affected by the reclassifications.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had post-enactment net capital loss carryforwards of $4,764,340 related to short-term losses.

At December 31, 2012, the Fund had pre-enactment net capital loss carryforwards of $10,450,827, expiring during 2017, which are available to offset future realized gains.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the next taxable year. For the year ended December 31, 2012, the Fund deferred to January 1, 2013 post-October short-term capital losses of $245,185.

9. Subsequent Event

On February 25, 2013, the Fund renewed its financing arrangement with Scotiabank (Ireland) Ltd (the ‘Lender’). Under this arrangement, the Lender provides a secured, committed credit facility in the aggregate amount of $17.5 million to the Fund. Interest on borrowings, if any, will be payable at 1.25% plus the London Interbank Offered Rate (‘LIBOR’). Interest on unutilized amounts will be payable at 0.25% if the unutilized amounts are equal to or less than 50% of the committed amount and 0.35% if the unutilized amounts are greater than 50% of the committed amount. This agreement is in effect until February 25, 2015. The credit agreement governing the credit facility includes usual and customary covenants for this type of transaction.

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

JF China Region Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JF China Region Fund, Inc. (hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2013

24	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

RESULTS OF THE ANNUAL STOCKHOLDERS‘ MEETING

The Fund held its annual stockholders’ meeting on May 10, 2012. At this meeting, stockholders elected The Rt. Hon. The Earl of Cromer and Simon J. Crinage to the Fund’s Board of Directors and approved an amendment to the Fund’s Investment Advisory and Management Agreement, the results of which are set out below.

I) Election of Directors

Nominees	Votes For	Votes Against	Votes Withheld	Shares Not Voted	Total Voting Shares
The Rt. Hon. The Earl of Cromer	4,769,518	—	409,662	1,268,457	6,447,637
Simon J. Crinage	4,768,821	—	410,359	1,268,457	6,447,637

II) Amendments to the Fund’s Investment Policies
	Votes For	Votes Against	Votes Withheld	Shares Not Voted	Total Voting Shares
Amendments to the Fund’s Investment Advisory and Management Agreement	4,100,373	273,784	13,094	2,060,386	6,447,637

OTHER INFORMATION

Fundamental Investment Restriction on Borrowing

On May 12, 2011, shareholders of the Fund approved a change to the Fund’s fundamental investment restrictions to permit, inter alia, the Fund to borrow up to 20% of its net assets for investment purposes.

This gives the Investment Advisor flexibility to take advantage of additional investment opportunities when it believes that the return from the additional investment would exceed the cost of borrowing. If the Fund borrows money, it may be exposed to additional risks. If the return on securities purchased with borrowed funds is less than the borrowing costs of those funds, then the use of borrowing will detract from Fund performance. In particular, borrowing will magnify losses in times of negative performance. Nonetheless, the Investment Advisor may maintain leverage if it expects that the long-term benefits to investors of maintaining leverage outweigh any current reduced return. Borrowing may also increase the Fund’s interest and other expenses. Finally, the use of borrowing would subject the Fund to additional restrictions imposed by lenders and the Investment Company Act of 1940 on the Fund’s investments.

The Investment Advisor will utilize borrowed monies at its discretion and under the supervision of the Board. The Investment Advisor has agreed to waive any entitlement to a management fee on any cash held when borrowings are drawn under a borrowing facility.

The entire text of the Fund’s fundamental investment restriction on borrowing is as follows:

“Under its fundamental investment restrictions, the Fund may not: Issue senior securities, borrow or pledge its assets, except that the Fund may (i) borrow from a bank for the purpose of obtaining amounts necessary to make distributions for qualification as a registered investment company to avoid imposition of an excise tax under United States tax law; and (ii) borrow money (including through reverse repurchase agreements) up to the maximum amount permitted under the Investment Company Act of 1940 (a) for temporary or emergency purposes, (b) for such short-term credits as may be necessary for the clearance or settlement of transactions, (c) for repurchases of its Common Stock and (d) for investment purposes, provided that amounts borrowed under this clause shall not exceed 20% on the net assets of the Fund. The Fund may also pledge its assets to secure such borrowings. Notwithstanding the

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	25

RESULTS OF THE ANNUAL STOCKHOLDERS‘ MEETING

(continued)

above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangement in respect of options on securities or indexes will not be prohibited by this paragraph 3 or any other investment restrictions.”

Information About Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the ‘Commission’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.jfchinaregion.com.

Tax Letter (Unaudited)

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. For the fiscal year ended December 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. 100% of ordinary income distributions were treated as qualified dividends. For the fiscal year ended December 31, 2012, the Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses are $2,413,329 and $247,249, respectively.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that are used by the Fund’s investment advisor to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling +44 20 7742 3477; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser votes these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ended June 30, 2012.

Certifications

Simon J. Crinage, as the Fund’s President, has certified to the New York Stock Exchange that, as of June 11, 2012, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

26	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

APPROVAL OF INVESTMENT ADVISORY CONTRACT

On November 14, 2012, the Fund’s Board of Directors (the “Board”) considered and approved the renewal of the Investment Advisory Contract (the “Agreement”) between the Fund and JFIMI for an additional term of twelve months. At this meeting, the Board reviewed extensive materials prepared by JFIMI and discussed these materials with representatives of JPMAM. The Directors considered the recommendation of the Management Engagement Committee (the “Committee”) that the Agreement be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the advisory services provided to the Fund by JFIMI, the level of advisory fees, the costs of the services provided and the profits realized by JFIMI, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by JFIMI and its affiliates as a result of their relationship with the Fund, and various other matters included in the materials provided by JFIMI. In approving the renewal of the Agreement, the Committee, and the Board, concluded that:

•

The annual investment advisory fee rate paid by the Fund to JFIMI for investment advisory services was reasonable relative to the Fund’s peer group and relative to other non-U.S. funds managed by JFIMI.

•

The Committee and the Board were generally satisfied with the nature, quality and extent of other services provided by JFIMI. In reaching this conclusion, the Committee and the Board reviewed, among other things, JFIMI’s investment experience in the China region markets and the background and experience of JFIMI’s senior management.

•

The Fund’s performance, particularly in the one-year period, was improving as compared to the Fund’s peer group and had outperformed its benchmark, the MSCI Golden Dragon Index. (The Board and the Committee reviewed the Fund’s performance in comparison to the peer group and the benchmark for the 1 year, 3 year, 5 year and since inception periods.) Although three-year and five-year performance lagged, it was noted that for certain longer-term periods, the Fund’s performance surpassed the benchmark. The Board and Committee noted that the Investment Advisor had made steady progression implementing a strategic repositioning of the portfolio with the Board and Committee’s full support. The strategic repositioning included a $20 million investment in the domestic China, reminbi denominated A-Share market (with effect from April 13, 2012) and the utilization of leverage.

•

In light of the costs of providing advisory services to the Fund, the profits and ancillary benefits that JFIMI received, with respect to providing investment advisory services to the Fund, were reasonable. The Board and the Committee noted that beginning in May 2005, the Fund discontinued using JFIMI’s affiliates to affect Fund securities trades, unless in exceptional circumstances, effectively eliminating brokerage commissions as an ancillary benefit for JFIMI.

•	The Fund’s expense ratio remained at an acceptable level.

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	27

FUND MANAGEMENT

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors

The Rt. Hon. The Earl of Cromer (June 3, 1946) Finsbury Dials 20 Finsbury Street London, EC2Y 9AQ United Kingdom Chairman and Class I Director	Three year term ends in 2015; Chairman and Director since 1994.	Chairman of the Board of the Fund; Chairman of the Board, Western Provident Association (insurance), LG India Plus Fund Ltd (financial), Pedder Street Asia Absolute Return Fund Limited (financial); LG Asia Plus Fund Limited (financial); Director, Cheetah Korea Value Fund Ltd (financial) and Chief Executive Officer, Cromer Associates Limited (family business).	1	See Principal Occupation.

Alexander R. Hamilton (October 4, 1941) P.O. Box 12343 General Post Office Hong Kong Class II Director	Three year term ends in 2013; Director since 1994.	Director of Citic Pacific Limited (infrastructure), Cosco International Holdings Limited (shipping), Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels) and Octopus Cards Limited (financial services). Former Director of China Cosco Holdings Co. Limited (shipping).	1	See Principal Occupation.

Julian M. I. Reid (August 7, 1944) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class III Director	Three year term ends in 2014; Director since 1998.	Chief Executive Officer of 3a Funds Group (financial); Director and Chairman of Morgan’s Walk Properties Limited (property); Director and Chairman of The Korea Fund, Inc. (financial); Director and Chairman of Prosperity Voskhod Fund (financial); Director and Chairman of ASA Limited (financial) and Director of 3a Global Growth Fund Limited (financial).	1	See Principal Occupation.

28	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors (continued)

John R. Rettberg (September 1, 1937) 1 Beacon St. Boston, MA 02108 USA Class II Director	Term ends in 2013; Director since 2008	Former Trustee, JPMorgan Alternative Products mutual fund Board.	1	None.
Interested Director & President of the Fund

Simon J. Crinage (May 10, 1965) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class I Director and President	Term as Director ends in 2015; Director since May, 2009 & President since 2003	Managing Director, J.P. Morgan Asset Management.	1	None.

*	The Fund is the only fund in the Fund Complex.

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	29

FUND MANAGEMENT

(continued)

Information pertaining to the officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers who are not Directors

Michael J. James (May 11, 1967) 8 Connaught Road Central/Hong Kong Treasurer	Since 2006**	Treasurer of the Fund; Executive Director, J.P. Morgan Asset Management.

Christopher D. Legg (March 12, 1982) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Secretary	Since 2008**	Secretary of the Fund; Vice President, J.P. Morgan Asset Management.

Muriel Y.K. Sung (September 25, 1966) 8 Connaught Road Central/Hong Kong Chief Compliance Officer	Since 2004**	Chief Compliance Officer of the Fund; Managing Director, J.P. Morgan Asset Management.

**	The officers of the Fund serve at the discretion of the Board.

30	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

(Unaudited)

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the ‘Plan’) whereby:

a)	shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b)	shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact the Plan Agent:

Computershare Trust Company, N.A.

P. O. Box 43010

Providence, RI 02940-3010

USA Telephone No.: 800-426-5523 (toll-free)

www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (‘NAV’) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant’s account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semi-annual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

DECEMBER 31, 2012	JF CHINA REGION FUND, INC.	31

DIRECTORS AND ADMINISTRATION

(Unaudited)

Officers and Directors

The Rt. Hon. The Earl of Cromer —

Director and Chairman of the Board and Management Engagement Committee

Simon J. Crinage — Director and President Alexander R. Hamilton — Director and Chairman of the Audit Committee and Pricing Committee

Julian M. I. Reid — Director

John R. Rettberg — Director

Michael J. James — Treasurer

Christopher D. Legg — Secretary Muriel Y.K. Sung — Chief Compliance Officer

Investment Advisor	JF International Management Inc. P.O. Box 3151 Road Town, Tortola British Virgin Islands

Administrator	JPMorgan Chase Bank, N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Custodian	JPMorgan Chase Bank N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 U.S.A.

Legal Counsel	Dechert LLP New York: 1095 Avenue of the Americas New York, New York 10036 U.S.A.

Hong Kong: 27/F Henley Building 5 Queens Road Central Hong Kong

Registrar, Transfer Agent, and Dividend Paying Agent	Computershare Trust Company, N.A. P. O. Box 43010 Providence, Rhode Island 02940-3010 U.S.A.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

www.jfchinaregion.com

32	JF CHINA REGION FUND, INC.	DECEMBER 31, 2012

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© JPMorgan Chase & Co., 2013 All rights reserved. December 31.

ITEM 2. CODE OF ETHICS.

(a)	The JF China Region Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

      (2) The name of the audit committee financial expert is John R. Rettberg. Mr. Rettberg has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees

For the fiscal years ended December 31, 2012 and 2011, PricewaterhouseCoopers, LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$52,000 and $48,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2012 and 2011, PwC billed the Fund aggregate fees of US$10,500 and $10,500, respectively, for security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940.

(c) Tax Fees

For the fiscal years ended December 31, 2012 and 2011, PwC billed the Fund aggregate fees of US$8,500 and $6,100, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d) All Other Fees

For the fiscal year ended December 31, 2012, PwC did not bill the Fund any other fees. For the fiscal year ended December 31, 2011, PwC did not bill the Fund any other fees.

(e) The Fund’s Audit Committee Charter requires the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the auditors to the Fund’s Investment Advisor and any service providers controlling, controlled by or under common control with the Fund’s Investment Advisor that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. All of the audit, audit-related and tax services described above for which PwC billed the Fund for the fiscal years ended December 31, 2010 and December 31, 2011 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2012 and December 31, 2011, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

(f) Not applicable to the Fund.

(g) For the fiscal years ended December 31, 2012 and 2011, the aggregate non-audit fees for services rendered by PwC to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provided ongoing services to the Fund were $6.5 million and $6.3 million, respectively.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund’s audit committee are: The Rt. Hon. The Earl of Cromer, Alexander R. Hamilton, John R. Rettberg and Julian M. I. Reid.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of Item 1.

(b) Not applicable to the Fund.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and J.P. Morgan Asset Management (“JPMAM”) (formerly JF Asset Management), parent company of the Fund’s advisor, JF International Management Inc. (the “Advisor”).

JF ASSET MANAGEMENT (Voting policy and corporate governance guidelines)

I. Principles	3
II. Policy and Procedures	4
III. Voting Guidelines	6
Reports & Accounts	6
Dividends	6
Auditors	6
Boards	6
Directors	7
Non-Executive Directors	8
Issue of Capital	8
Mergers/Acquisitions	9
Voting Rights	9
Share Options/L-TIPs	10
Others	10
IV. Activism	12
V. Sustainability	13

I. PRINCIPLES

JF Asset Management (“JFAM”) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

1.	Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2.	Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3.	Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4.	Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognized through the considered use of our clients’ votes.

5.	Litigation and Joint Working Parties. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6.	Disclosure. JFAM’s corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7.	Ongoing commitment. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

II. POLICY and PROCEDURES

JF Asset Management (“JFAM”) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security.

1. Proxy Committee

The JFAM Proxy Committee has been established to oversee the proxy voting process in the Asia ex Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines (“Guidelines”) to ensure they are aligned with best practice; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

2. Voting

As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

In view our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM’s voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

For markets in Asia ex Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. The major routine matters in AGM are as follows:

1.	Accept Financial Statement and Statutory Reports

2.	Approve Dividend

3.	Election and re-election of directors

4.	Fix remuneration of directors

5.	Appoint auditors and fix remunerations

6.	Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights

7.	Approve repurchase of shares (up to 20% of issued capital)

8.	Authorise reissuance of repurchased shares

Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

To assist JFAM investment professionals with public companies’ proxy voting proposals, we have retained the services of an independent proxy voting service, Institutional Shareholder Services Inc. (ISS). ISS is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JFAM with a comprehensive analysis of each proxy proposal and providing JFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on ISS’ analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JFAM, as described below. The Proxy Voting Committee has adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. (The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.)Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

In the event a JFAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the JPMorgan Chase (“JPMC”) Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JFAM’s interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

3. Engagement

We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

4. Conflicts of Interest

In order to maintain the integrity and independence of JFAM’s proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request. Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III. VOTING GUIDELINES

1. REPORTS & ACCOUNTS

1a. Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

2. DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3. AUDITORS

3a. Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

3b. Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

4. BOARDS

4a. Chairman & CEO

JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

4b. Board Structure

JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

4c. Board Size

Boards with more than 20 directors are considered to be excessively large.

4d. Board Independence

JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

4e. Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

5. DIRECTORS

5a. Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

5b. Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5c. Directors over 70

JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

5d. Directors’ Contract

Generally, we encourage contracts of one year or less and vote accordingly.

6. NON-EXECUTIVE DIRECTORS

6a. Role of Non-Executive Directors

As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b. Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

6c. Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

6d. Non-Executive Director Remuneration

Non-executive directors should be paid but should not be awarded options.

6e. Bonuses for Retiring Directors and Internal Statutory Auditors

JFAM will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

7. ISSUE OF CAPITAL

7a. Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JFAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

7b. Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JFAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c. Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8. MERGERS / ACQUISITIONS

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9. VOTING RIGHTS

JFAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

10a. Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

10b. Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

11. OTHERS

11a. Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11b. Political Issues

JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

11c. Poison Pills

Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a pre-defined “triggering event” occurs, generally a hostile takeover offer or an outsider’s acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts and are, in fact, sometimes used as tools to entrench management.

JFAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

11d. Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context.

11e. Amendments to company articles

i. Limitation on Directors’ Liability – review on a case by case basis

ii. Changes in business activities/ Expansion of business line – generally vote For

iii. Relaxation of Quorum Requirement - generally vote Against

iv. Shares Repurchase at discretion of the Board of Directors – review on a case by case basis

v. Changes of shareholders record date at discretion of the Board of Directors – generally vote Against

IV. ACTIVISM

Activism Policy

1. Discharge of Responsibilities

a)	Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b)	Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)	Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

2. Monitor Performance

Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

3. Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance.

4. Intervening when necessary

We do not normally intervene directly in the management of companies . However where a company has failed to meet our expectations and it is not clear what action is being taken to remedy the situation , but we believe the potential of the company still justifies retention in our clients’ portfolios , we will arrange to meet senior management in order to express our concerns. Intervention at companies is never publicised. In the small capitalisation end of the market , more aggressive intervention is more common , but still infrequent , as we may hold a significant percentage of a company’s equity.

V. Sustainability

Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) The day-to-day management of the Fund’s portfolio is handled by the Greater China investment team of JPMAM. The Greater China Investment Team is based in Hong Kong. The head of this team is Howard Wang and Emerson Yip, Shumin Huang, Lillian Leung and Song Shen are portfolio managers.

Mr. Wang joined JPMAM in Hong Kong in 2005. Prior to his appointment, Mr. Wang spent eight years with Goldman Sachs, where in 2004, he was appointed Managing Director, Equities and General Manager of the Taipei branch office.

Mr. Yip joined JPMAM in Hong Kong in 2006. Prior to his appointment, Mr. Yip was a director of Newbridge Capital where, since 1998, he held various positions of responsibility.

Ms. Huang joined JPMAM in Hong Kong in 2006. Prior to her appointment, Ms. Huang worked as a managing director of the Global Investment Research team of Goldman Sachs from 1997.

Ms. Leung joined JPMAM in Hong Kong in 2010. Prior to her appointment, Ms. Leung worked as the Associate Director of China Research and later the Chief Representative of Shanghai Representative Office with Alliance Bernstein.

Mr. Shen joined JPMAM in Hong Kong in 2010. Prior to his appointment, Mr. Shen worked as a research analyst in China commodities in Goldman Sachs from 1994.

The chart below shows the number, type and market value as of December 31, 2012 of the accounts other than the Fund that are managed by each of the Fund’s portfolio managers. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar or different investment objectives and strategies as the Fund (“Other Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

(a) (2) Howard Wang (a)(2)(ii)
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
2	126m	5	301m	Nil	Nil
(a)(2)(iii) - Performance fee
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	1	8m	Nil	Nil
Emerson Yip (a)(2)(ii)
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
2	126m	6	805m	3	582m
(a)(2)(iii) - Performance fee
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil
Shumin Huang (a)(2)(ii)
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	1	128m	Nil	Nil
(a)(2)(iii) - Performance fee
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil
Lillian Leung (a)(2)(ii)
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	1	897m	Nil	Nil
(a)(2)(iii) - Performance fee
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Song Shen

(a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	5	547m	Nil	Nil
(a)(2)(iii) - Performance fee
Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil
(a)(4) Ownership of Securities
Portfolio Manager	None	$1-$10,000	$10,000-$50,000
Howard Wang	x
Emerson Yip	x
Shumin Huang	x
Lilian Leung	x
Song Shen	x

Responsibility for managing the client portfolios of the Advisor and the Advisor’s participating affiliates is organized according to the mandates of each account. The Fund’s portfolio managers manage other accounts with similar objectives, approach and philosophy to the Fund. The portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across these similar portfolios, which minimizes the potential for conflicts of interest. For Howard Wang, these similar portfolios include two registered investment company and four of the five other pooled investment vehicles as described under ITEM 8 (a)(2)(ii) above that invest in the Greater China/China/Hong Kong markets and only take long positions in securities. On the other hand, the other pooled investment vehicle described under ITEM 8 (a)(2)(iii) also invests in the Greater China markets but may take long and short positions in securities as part of its investment strategy. When the portfolio manager engages for this other pooled investment vehicle in short sales of securities which the Fund has purchased, the portfolio manager could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of those securities to fall.

For Emerson Yip, the similar portfolios include two registered investment companies, six other pooled investment vehicles and three other accounts as described under ITEM 8 (a)(2)(ii) above that invest in Greater China/Hong Kong markets and only take long positions in securities.

For Shumin Huang, these similar portfolios include one pooled investment vehicles as described under ITEM 8 (a)(2)(ii) above that invest in China/Hong Kong markets and only take long positions in securities.

For Lilian Leung, these similar portfolios include one pooled investment vehicle as described under ITEM 8 (a)(2)(ii) above that invest in China/Hong Kong markets and only take long positions in securities.

For Song Shen, these similar portfolios include five pooled investment vehicle as described under ITEM 8 (a)(2)(ii) above that invest in China/Hong Kong markets and only take long positions in securities.

The Advisor and the Advisor’s participating affiliates receive more compensation with respect to certain Other Accounts than that received with respect to the Fund and receive compensation based in part on the performance of one of the Other Accounts as described under ITEM 8 (a)(2)(iii). This may create a potential conflict of interest for the Advisor or the Fund’s portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. The conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities.

Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Advisor or the portfolio managers may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The portfolio managers may be perceived as causing accounts they manage to participate in an offering to increase the Advisor’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.

The Advisor has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Advisor’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the allocation. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the dealer may have the discretion to complete and exclude the small orders.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Advisor attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Advisor so that fair and equitable allocation will occur over time.

(a)(3) Portfolio Managers Compensation

The Fund’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link their performance to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Advisor’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios that he manages. Individual contribution relative to client goals carries the highest impact. The compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating the portfolio manager’s performance with respect to the mutual funds (including the Fund) he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as the annual performance bonus and comprise from 0% to 35% of each portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Fund.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors since the Fund filed its last form NCSR

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund and its investment advisor are attached hereto in response to Item 7.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JF China Region Fund, Inc.

By:	/s/
Simon Crinage
President and Principal Executive Officer
March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/
Simon Crinage
President and Principal Executive Officer
March 7, 2013

By:	/s/
Michael J. James
Treasurer and Principal Financial Officer
March 7, 2013